UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2011

PIMI AGRO CLEANTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware 333-158986 26-4684680 (State or Other Jurisdiction (Commission File (I.R.S. Employer of Incorporation) Number) Identification Number)

269 South Beverly Drive, Suite 1091

Beverly Hills, California 90212

 (Address of principal executive offices) (zip code)

(310) 203-8278

 (Registrant's telephone number, including area code)

Copies to:

Jonathan R. Shechter, Esq.

Shiboleth LLP

1 Penn Plaza, Suite 2527

New York, New York 10119

Phone: (212) 244-4111

Fax: (212) 563-7108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 16, 2011, Mr. Doron Shorer resigned as a member of the board of directors of Pimi Agro Cleantech, Inc. (the “Company”). There were no disagreements or disputes between Mr. Shorer and the Company which led to his resignation..

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

 Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2011

PIMI AGRO CLEANTECH, INC.

By: /s/ Youval Saly
-------------------------------------
Name: Youval Saly
Title:   Chief Executive Officer